Restrictions on Distribution of Profits	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
RESTRICTIONS ON DISTRIBUTION OF PROFITS [Text block]
NOTE 20: RESTRICTIONS ON DISTRIBUTION OF PROFITS

Under the laws of the countries in which the Company conducts its operations, the Company is subject to certain restrictions on the distribution of profits. Under the laws of Argentina, Brazil, Paraguay and Uruguay, a minimum of 5% of net income for the year calculated in accordance with local generally accepted accounting principles, plus/less previous years adjustments and, if any, considering the absorption of accumulated losses, must be appropriated by resolution of the shareholders to a legal reserve until such reserve reaches 20% of the outstanding capital of those subsidiaries.

The payment of dividends is in the discretion of Navios Logistics' board of directors. The Company has not paid a dividend to date, and anticipates retaining most of its future earnings, if any, for use in its operations and the expansion of its business. Any determination as to dividend policy will be made by the Company's board of directors and will depend on a number of factors, including the provisions of Marshall Islands law, our future earnings, capital requirements, financial condition and future prospects and such other factors as the Company's board of directors may deem relevant. See also Note 10 for restrictions on distribution of dividends under the indenture governing the Senior Notes.

As of December 31, 2010, the Company's ability to pay dividends was restricted by the terms of a loan facility between the Company and Marfin Popular Bank Public Co. Ltd. On April 12, 2011, this loan facility was fully repaid and as a result, any restrictions on the distribution of dividends arising from this facility were cancelled.

As of December 31, 2011, the Company's ability to pay dividends was restricted by the indenture governing the senior notes.